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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934.

                                   May 8, 2003
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                ACETO CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                           0-4217                       11-1720520
 -------------                    ---------------              -----------------
  (State of                      (Commission File             (IRS Employer I.D.
Incorporation)                        Number)                        Number)


                           One Hollow Lane, Suite 201
                          Lake Success, New York 11042
                         ------------------------------
                    (Address of principal executive offices)

                                 (516) 627-6000
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.             FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibits

Exhibit 99.1        Press Release issued by Aceto Corporation dated  May 8, 2003


ITEM 9.      Regulation FD Disclosure

     The information contained in this report is being furnished pursuant to
Item 12 under Item 9 of Form 8-K.

     On May 8, 2003, Aceto Corporation, a New York corporation (the "Registrant") issued the attached press release that included financial information for the third quarter of fiscal 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

     In addition, during the earnings conference call held by the Registrant on May 8, 2003, the Registrant provided certain additional earnings guidance. The Registrant stated that with respect to the first quarter of fiscal 2004 it believes it will earn at least $.20 per diluted share without giving effect for any new product launches. This additional earnings guidance was intended to constitute a forward-looking statement within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. As such, it is based on current expectations, estimates and projections made by Management and is intended to be covered by the safe-harbor provisions for forward-looking statements. The forward-looking statement was made as of the date hereof, and the Registrant assumes no obligation to update it. The forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially. These uncertainties include, but are not limited to, economic and political conditions in the United States and abroad, as well as other risks detailed in the Registrant's SEC reports, which are available at WWW.SEC.GOV.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACETO CORPORATION
                                          (Registrant)


May 8, 2003                               By: /s/ LEONARD S. SCHWARTZ
                                          ----------------------------------
                                              Leonard S. Schwartz,
                                              Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.             Exhibit                                        Page
-----------             -------                                        -----
    99.1                Press Release issued by Aceto Corporation        3
                        dated May 8, 2003.